                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 25, 2001
                                                  ------------------------------



                      INTERTRUST TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


             Delaware                    000-27287               52-1672106
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  (State or Other Jurisdiction of       (Commission             (IRS Employer
          Incorporation)                File Number)         Identification No.)



    4750 Patrick Henry Blvd., Santa Clara, California               95054
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        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (408) 855-0100
                                                    ----------------------------


                                     None.
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         (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

     In a press release dated May 25, 2001, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) announced that InterTrust, certain of its current and former directors and the members of the underwriting syndicate involved in InterTrust's initial public offering and/or secondary public offering have been named as defendants in several class action lawsuits. The lawsuits seek unspecified monetary damages and certification of a plaintiff class consisting of all persons who acquired shares of InterTrust between October 26, 1999 through May 16, 2001. InterTrust has reviewed copies of the complaints it has received and believes these lawsuits against InterTrust and its officers and directors are wholly without merit. The information that is set forth in InterTrust's Press Release dated May 25, 2001 is incorporated by reference.

ITEM 7.   EXHIBITS

(c)  EXHIBITS:

      Exhibit
      Number
      ------
      99.1     Text of Press Release dated May 25, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   InterTrust Technologies Corporation
                                   -----------------------------------
                                   (Registrant)


Date: June 12, 2001                By:   /s/ David Ludvigson
                                       -----------------------------------------
                                       David Ludvigson
                                       President
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                      INTERTRUST TECHNOLOGIES CORPORATION

                                 EXHIBIT INDEX

Exhibit
Number
------

99.1      Text of Press Release dated May 25, 2001.